UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2026

COHERUS ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36721	27-3615821
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

333 Twin Dolphin Drive, Suite 600

Redwood City, CA 94065

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 649-3530

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CHRS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On August 17, 2026, Coherus Oncology, Inc. (the “Company”) issued a press release announcing that the board of directors of the Company declared a special dividend of contingent value rights (each, a “CVR” and collectively, the “CVRs”) and that the Company would make available a document containing answers to certain frequently asked questions about the special dividend (the “FAQ”) on the Investors & Media – Shareholder Services section of the Company’s website. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein, and a copy of the FAQ is furnished herewith as Exhibit 99.2 and is incorporated by reference herein.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”), except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On August 17, 2026, the Company announced a special dividend of CVRs. The CVRs will be distributed on a pro rata basis to stockholders of record of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) as of 5:00 p.m., Eastern Time, on September 30, 2026 (the “Record Date”). One CVR will be issued with respect to each share of Common Stock that is outstanding as of the Record Date. Each CVR represents the right to receive certain potential payments in cash (the “CVR Payments”) in the event that the Company sells, grants a license with respect to, receives license royalty payments (including under existing licenses) in respect of, or otherwise disposes of certain assets that represent the remaining biosimilar assets of the Company, including:

●	patents and intellectual property;
●	royalties under an existing license agreement;
●	cell lines;
●	related materials such as laboratory notebooks, regulatory filings, and product samples (collectively, the “Legacy BioSim Assets”).

CVR Payments, if any, will be calculated based on net cash proceeds actually received by the Company related to the Legacy BioSim Assets during the CVR term, which begins on October 7, 2026 and ends on October 7, 2028. In addition, the Company is party to the Loan and Security Agreement, dated as of August 12, 2026, with Innovatus Life Sciences Lending Fund I, L.P., as collateral agent, and the lenders thereunder (the “Loan Agreement”), which contains certain restrictions on the disposition of the Legacy BioSim Assets and payments under the CVR.  The Company has retained an investment bank as a capital markets adviser to assist with the sale process for the Legacy BioSim Assets.

The CVRs are governed by the terms and subject to the conditions of a contingent value rights agreement (the “CVR Agreement”) entered into by and between the Company and Equiniti Trust Company, LLC, a New York limited liability trust company, in its capacity as rights agent, on August 17, 2026. The CVRs are contractual rights only and are not transferable except under certain limited circumstances, will not be certificated or evidenced by any instrument, will not be registered with the Securities and Exchange Commission or listed for trading on any exchange, and will not bear interest. The CVRs will not have any voting or dividend rights and will not represent any equity or ownership interest in the Company.

Forward-Looking Statements

The statements in this Current Report on Form 8-K include express or implied forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act about the Company that involve risks and uncertainties relating to future events and the future performance of the Company. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Words such as “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “future,” “opportunity,” “likely,” “target,” variations of such words, and similar expressions or negatives of these words are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

Examples of such forward-looking statements include, but are not limited to, express or implied statements regarding: anticipated distribution of the CVRs; the expected record date and distribution date; the potential monetization of the Legacy BioSim Assets; the timing and likelihood of any payments to holders of the CVRs; the potential impact of the Company’s Loan Agreement on its ability to make CVR Payments; and other statements that are not historical facts; and the assumptions underlying or relating to such statements.

These forward-looking statements are based on the Company’s current plans, estimates and projections. Such forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those contemplated in any forward-looking statements. Such risks and uncertainties include, without limitation: uncertainties about the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, economic performance, indebtedness, financial condition and losses on the Company’s prospects, business and operations in the future; risks and uncertainties in executing collaboration agreements and other joint ventures; risks and uncertainties of conducting clinical trials; the risks of the Company’s dependence on an ability to raise funds, which may not be available on acceptable terms or at all; and risks and uncertainties of any litigation, regulatory actions and other legal proceedings.

All forward-looking statements contained herein speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update or revise any forward-looking statements. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements see the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2026, filed with the SEC on August 5, 2026, as updated by the Company’s subsequent reports filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated August 17, 2026
99.2	Stockholder Frequently Asked Questions
99.3	Contingent Value Rights Agreement, by and between the Company and Equiniti Trust Company, LLC, dated as of August 17, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2026	COHERUS ONCOLOGY, INC.

	By:	/s/ Dennis M. Lanfear
	Name:	Dennis M. Lanfear
	Title:	Chief Executive Officer